EXHIBIT 31.2

Certification

I, Andrew Sauter, certify that:

     1. I have reviewed this Amendment No. 1 to Form 10-K/A of Avigen, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 29, 2009	/s/ Andrew Sauter
Andrew Sauter
Chief Executive Officer, President and Chief
Financial Officer
(Principal Financial Officer)